Exhibit 99.1

Oaktree Acquisition Corp. Announces the Separate Trading of its Class A Ordinary Shares and Warrants Commencing September 9, 2019

LOS ANGELES, September 6, 2019—(BUSINESS WIRE)—Oaktree Acquisition Corp. (NYSE: OAC.U) (the “Company”) announced that, commencing September 9, 2019, holders of the units sold in the Company’s initial public offering of 20,125,000 units, completed on July 22, 2019, may elect to separately trade the Class A ordinary shares and warrants included in the units. Any units not separated will continue to trade on the New York Stock Exchange (the “NYSE”) under the symbol “OAC.U,” and the separated Class A ordinary shares and warrants are expected to trade on the NYSE under the symbols “OAC” and “OAC WS,” respectively. Unitholders will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. Credit Suisse (USA) LLC and Deutsche Bank Securities Inc. acted as joint book-running managers of the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on July 17, 2019.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A copy of the final prospectus relating to the offering may be obtained by contacting Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, Eleven Madison Avenue, New York, New York 10010, telephone 800-221-1037 or email: ecm.prospectus@credit-suisse.com; or Deutsche Bank Securities Inc., Attn: Prospectus Department, 60 Wall Street, New York, New York 10005, telephone: 800-503-4611 or email: prospectus.cpdg@db.com.

About Oaktree Acquisition Corp.

Oaktree Acquisition Corp.’s acquisition and value creation strategy will be to identify, partner with and help grow a business in the industrial or consumer sector. The Company’s sponsor is an affiliate of Oaktree Capital Management, L.P. (“Oaktree”), a leader among global investment managers specializing in alternative investments, with $120 billion in assets under management as of June 30, 2019. Oaktree emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. The firm has over 950 employees and offices in 18 cities worldwide. Given Oaktree’s global reach and experience, the Company believes its team has the required investment, operational, diligence and capital raising expertise to effect a business combination with an attractive target and to position it for long-term success in the public markets.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

For more information, please contact:

Investor Contact:

info@oaktreeacquisitioncorp.com

Media Contact:

John Christiansen/Alyssa Lorenzo

Sard Verbinnen & Co.

415-618-8750